Exhibit 10.21

AMENDMENT NO. 03

Dated September 14, 2005

TO

that certain Loan and Security Agreement No. 4001

dated as of June 7, 2004, as amended (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and

RIVERBED TECHNOLOGY, INC. (“Borrower”).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

A) Section 2.2(a) of the Agreement shall be deleted in its entirety and replaced with the following:

(a) Use of Proceeds. The proceeds of the Loan shall be used solely for the acquisition of new and used computers, peripherals, analytical and test equipment, laboratory equipment and furniture, office furniture and equipment, and Soft Costs. Up to sixty percent (60%) of the Commitment may be used to finance Soft Costs (the “Soft Cost Allocation”). Each invoice for such equipment shall a have a minimum value of One Thousand Dollars ($1,000). Notwithstanding the foregoing and without regard to whether any Soft Costs have been incurred, up to fifty percent (50%) of the Soft Cost Allocation may be used one time only during the first six (6) month period of availability of the Commitment and up to an additional $500,000 may be used at any time during period of availability of the Commitment for general corporate purposes, including without limitation, repayment of any existing indebtedness owning by Borrower to Silicon Valley Bank.

B) Notwithstanding anything in Section 6.3 of the Agreement to the contrary, Borrower shall not be required to provide audited financial statements to Lender for the fiscal year ending December 31, 2004.

C) Borrower shall reimburse Lender for Lender’s Expenses associated with this Amendment in a n amount not to exceed $2,500.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

RIVERBED TECHNOLOGY, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ Randy S. Gottfried	By:	LIGHTHOUSE MANAGEMENT
Name:	Randy Gottfried		PARTNERS V, L.L.C., its general partner
Title:	Chief Financial Officer
		By:	/s/ Thomas Conneely
		Name:	Thomas Conneely
		Title:	Vice President